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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                           Current Report Pursuant to Section 13 or 15(d) of
                                                  the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): August 29, 2006

                                                         SunCom Wireless, Inc.
                                        (Exact name of registrant as specified in its charter)


   Delaware                                                    333-57715                                         23-2930873
(State or other                                               (Commission                                    (I.R.S. Employer
jurisdiction of                                               File Number)                                   Identification No.)
incorporation)

                                                           1100 Cassatt Road
                                                         Berwyn, Pennsylvania
                                                                 19312
                                     (Address Of Principal Executive Offices, Including Zip Code)

                                                            (610) 651-5900
                                         (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 29, 2006, Arnold L. Chavkin submitted his resignation from the Board of Directors of SunCom Wireless, Inc., effective as of August 31, 2006.  Mr. Chavkin's departure is not related to any dispute with SunCom, nor is it related to any accounting or financial reporting issue.



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                                                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                                                 SUNCOM WIRELESS, INC.
Date:  September 1, 2006


                                                                                 By: /s/ Charles H.N. Kallenbach
                                                                                     --------------------------------------------
                                                                                     Charles H.N. Kallenbach
                                                                                     Senior Vice President of Legal and
                                                                                     Regulatory Affairs


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